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                                                                   EXHIBIT 10.37
                                    AMENDMENT
                                       TO
                    M.D.C. HOLDINGS, INC. 401(K) SAVINGS PLAN
                         (as Effective January 1, 1997)

      Effective as of January 1, 1997, M.D.C. Holdings, Inc., a Delaware corporation (the "Employer") established the M.D.C. Holdings, Inc. 401(k) Savings Plan (the "Plan"). Pursuant to Section 13.02 of the Plan, the Plan is hereby amended through the amendment of the Non-Standardized Adoption Agreement (the "Adoption Agreement") and the Defined Contribution Prototype Plan (the "Plan Document") for the Plan as set forth below, effective as of March 28, 2005:

                                   AMENDMENT:

1. Section 6.01(a)(1) of the Plan Document is hereby amended by adding the following to the end thereof:

            In the event of a mandatory distribution greater than $1,000 under this Section 6.01(A)(1), if the Participant does not elect to have the distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover (in accordance with the Plan rollover provisions) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

                                      * * *

      IN WITNESS WHEREOF, the Plan has been amended effective as of March 28, 2005. The persons executing this Amendment represent that they are duly authorized to do so.

                                              M.D.C. HOLDINGS, INC.

Attest:

   /s/ Dona C. Snader                         By:     /s/ Paris G. Reece III
----------------------------                      ------------------------------
                                                  Its EVP & CFO

                                              Date: 3/29/05

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                                              AMVESCAP NATIONAL TRUST COMPANY

Attest:
____________________________                  By:     /s/ Scott Kiper
                                                  ------------------------------
                                                  Its Trust Officer

                                              Date: 5-16-05